SUPPLEMENT DATED MARCH 3, 2004 TO THE
                                   ZERO COUPON BOND FUND PORTFOLIO (SERIES 2005)
                                                    PROSPECTUS DATED MAY 1, 2003


The following information supplements the information in the Zero Coupon Bond Fund Portfolio (Series 2005) prospectus. Please retain this supplement and keep it with the prospectus for future reference.


Gene Collins has replaced David A. Tyson as Portfolio Manager of the Fund.

Therefore, the Portfolio Manager section is replaced with the following:

Mr. Gene Collins serves as the Portfolio Manager for the Fund. Mr. Collins is a Senior Vice President of TAMIC. Since 1986, he has been the Senior Portfolio Manager of the investment portfolios of Primerica Inc., the predecessor company of Citigroup Inc. Since 1998, Mr. Collins has also been the Senior Portfolio Manager of Primerica Life of Canada; a Canadian domiciled insurance company. Mr. Collins has 27 years of experience in investments covering all types of fixed income and equity securities.

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